Exhibit 99.1
SETTLEMENT AGREEMENT AND RELEASE
     THIS SETTLEMENT AGREEMENT AND RELEASE is made and entered into effective this 31st day of March, 2006, by and between GOLDEN WEST BREWING COMPANY, INC., a Delaware corporation and its subsidiaries (collectively “the Company”) and THOMAS ATMORE, individually (“Atmore”) .
RECITALS
     A. Atmore has been employed by the Company’s wholly-owned subsidiary, Golden West Brewing Company, a California corporation, doing business as Butte Creek Brewing Company, (“Butte Creek”) in the capacity of General Manager.
     B. Effective March 31, 2006, Atmore agrees to voluntarily resign all positions with the Company including as General Manager of Butte Creek.
     C. The Company and Atmore desire to provide for settlement of all matters between them, including any and all claims arising from Atmore having been an employee of the Company.
     NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinbelow set forth, and other good and valuable consideration, the receipt and sufficiency whereof are hereby expressly acknowledged, the parties agree as follows:
     1. By his execution of this Agreement, Atmore agrees that he shall be deemed to have tendered his voluntary resignation as General Manager of Butte Creek and an employee of the Company effective March 31, 2006 (the “Resignation” and the “Termination Date”). From and after the Termination Date, Atmore shall have no further position with the Company and shall not take any action or make any representation that purports to be authorized by the Company.
     2. Atmore represents and warrants that he has or will return to the Company any and all items of personal property or equipment belonging to the Company that are in the possession, custody or control of Atmore, including, without limitation, any and all documents, memoranda, agreements, contracts, reports and other information in whatsoever form, all computer files and computer disks, any and all computer hardware or software owned by the Company and in the possession, custody or control of Atmore.
     4. Atmore shall continue to serve as a consultant to the Company until June 30, 2006. As a consultant, Atmore shall be deemed an independent contractor and shall have no authority whatsoever to act on behalf of the Company or bind the Company to any commitment or agreement..
     5. For services rendered as a consultant, Atmore shall be paid the sum of $3,100 per month, payable biweekly in accordance with the Company’s customary payroll policies. Atmore shall be responsible for paying all federal, state and other taxes and assessments which may be due or levied by any governmental authority by virtue of such payments; and shall indemnify, defend and hold harmless the Company, and its officers and directors, from any liability with respect thereto. No further or additional consideration shall be due and owing to Atmore for services rendered in any capacity at any time for the Company.
     6. It is also agreed that prior to September 30, 2006, the Company will pay off the portion of debt that they purchased from Butte Creek Brewing Company, LLC that is still attached to Mr. Atmore’s social security number (Schedule A). If the debt is not paid in full by September 30, 2006, the Company agrees to pay Atmore a guarantee fee of $1,000 per month commencing on October 1, 2006. It is also agreed that the Company will offer to pay off the principal balance (approx. $10,000) of it’s note payable to Richard Atmore Jr. in exchange for forgiveness of the interest accrued and unpaid on the note (approx. $5000). If these terms are acceptable to Mr. Richard Atmore Jr., payment shall be made in full within 90 days of Atmore’s resignation date.
     7. Atmore acknowledges and agrees that in the course of his employment with the Company he has been exposed to or otherwise discovered or learned sensitive information and trade secrets of the Company which the Company considers its confidential proprietary intellectual property. Such confidential information includes, without limitation, the Company’s proprietary processes, procedures, the identities of the Company’s clients and customers, its sources of capital, plans, strategies and other information which is not generally known or in the public domain. Atmore agrees that he will not directly or indirectly use or divulge to third parties without the written consent of the Company any of the Company’s confidential information or intellectual property.
     8. Atmore and the Company covenant and agree that they shall, under no circumstance, make or publish any utterance, statement or representation to any persons or entities which is disparaging or critical of the other party, their business operations or the Company’s directors, officers, agents or employees or which in any other way is adverse to the interest of the Company or impugns the moral, ethical or professional character, integrity or confidence of Atmore, the Company, or its affiliates.
     9. In consideration of the covenants from the Company to Atmore set forth herein, the receipt and sufficiency of which are hereby acknowledged, Atmore, for himself, his executors, administrators, successors and affiliates, both past and present, hereby irrevocably and unconditionally release, acquit and forever discharge the Company and all of its present and former officers, directors, employees, agents, insurers, benefit plans (and related persons/entities), attorneys, parents, affiliates, subsidiaries, and representatives, (hereafter the “Released Parties”), from any and all charges, complaints, grievances, actions, suits, liabilities, obligations, promises, agreements, demands, controversies, rights, claims and causes of action of whatever kind or nature, whether known or unknown, including claims brought under any federal, state or local statute, ordinance or under common law, including but not limited to, the Civil Rights Act of 1866, the Age Discrimination in Employment Act (“ADEA”), the Older Workers’ Benefit Protection Act, Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1991, the Family and Medical Leave Act, the Americans with Disabilities Act, the Employee Retirement Income Security Act, the Colorado Anti-Discrimination Act and any other employment discrimination or civil rights law, as well as any other claims based on constitutional, statutory, common law or regulatory grounds, claims for unlawful employment practices arising under any federal, state or local statute, ordinance or regulation; wrongful discharge; breach of contract; breach of implied contract; failure to keep any promise; breach of covenant of good faith and fair dealing; breach of fiduciary duties; estoppel; defamation; infliction of emotion distress; fraud; misrepresentation; negligence; harassment; retaliation or reprisal; constructive discharge; and any all violations of any principal of common law or statute based upon acts or omissions prior to the date of the execution of this Agreement. Atmore also releases all claims for compensation of any kind, rights to reinstatement, back pay, front pay, compensatory damages, damages for alleged personal injury, liquidated damages, punitive damages, and all claims for attorneys fees, costs and interest recoverable as a result of claims released by this Agreement, including claims arising out of tort, contract, or quasi-contract, including claims based upon any of the Accruals, that Atmore has or may claim to have against any of the Released Parties, arising at any time up to and including the date that Atmore signs this Agreement.
     10. In consideration of the covenants from Atmore to the Company set forth herein, the receipt and sufficiency of which are hereby acknowledged, the Company, for its successors and affiliates, both past and present, hereby irrevocably and unconditionally release, acquit and forever discharge Atmore from any and all charges, complaints, grievances, actions, suits, liabilities, obligations, promises, agreements, demands, controversies, rights, claims and causes of action of whatever kind or nature, whether known or unknown, including claims brought under any federal, state or local statute, ordinance or under common law, including but not limited to, any claims based on constitutional, statutory, common law or regulatory grounds, claims arising under any federal, state or local statute, ordinance or regulation; breach of contract; breach of implied contract; failure to keep any promise; breach of covenant of good faith and fair dealing; breach of fiduciary duties; estoppel; defamation; infliction of emotion distress; fraud; misrepresentation; negligence; harassment; retaliation or reprisal; constructive discharge; and any all violations of any principal of common law or statute based upon acts or omissions prior to the date of the execution of this Agreement. Further, the Company agrees to indemnify Atmore for liability to third parties arising from his acts and omissions as a director and executive officer of the Company to the fullest extent permitted by, and subject to the limitations imposed by, Delaware law. Without limiting the foregoing, the Company will indemnify and hold harmless Atmore from any obligation or liability of Butte Creek Brewing Company, LLC, a California limited liability company (“Butte Creek”) or Atmore assumed by the Company in connection with its acquisition of substantially all of the assets of Butte Creek pursuant to the Asset Purchase and Sale Agreement dated October 8, 2004, which closed on August 31, 2005, including, without limitation, all tax liabilities of Butte Creek assumed by the Company.
     11. The parties understand and expressly agree that this Agreement extends to all claims of every nature and kind, known or unknown, suspected or unsuspected, presently existing or which may arise in the future, caused by or resulting from or attributable to any act or omission of each party and each person released under this Agreement which occurred or failed to occur prior to the execution of this Agreement. The parties acknowledge that except for matters expressly represented herein, the facts with respect to which this Agreement was entered into may turn out to be other than or different from the facts now known to each party or believed by each party to be true, and the parties hereto expressly assume the risks of the facts turning out to be different and agree that this Agreement shall be in all respects effective and binding despite any such difference
     12. Atmore does hereby (i) represent and warrant to the other party that no portion of any claim, demand, cause of action or other matter released herein, nor any portion of any recovery or settlement to which such party might be entitled from the other party, has been assigned or transferred to any other person, firm, entity or corporation, either directly or by way of subrogation or operation of law, and (ii) covenants (a) to indemnify, defend and hold harmless the Released Parties from all loss, costs, claim or expense (including, but not limited to, all expenses of investigation and defense of any such claim or action, including reasonable attorney’s fees and accountants’ fees, costs and expenses) arising out of any claim made or action instituted against the Released Parties by any person or entity who claims to be the beneficiary of any such assignment or transfer, and to pay and satisfy any judgment resulting from any settlement of any such claim or action and (b) not to sue the Released Parties for any claim or claims or arising under any local, state or federal statutory, regulatory or common law right, claim or cause of action whatsoever which may have existed prior to, or may exist at the time of, the execution of this Agreement.
     13. Atmore warrants and represents that no promise or inducement has been offered except as expressly set forth herein and that this Agreement is executed without reliance upon any statement or representation by the persons or parties involved or their representatives concerning the nature or extent of any damages or any legal liability of the other party therefor. Atmore further assumes the risk of any mistake of fact, whether said fact or facts are past, presently existing or arise in the future, as to the extent of any damages or losses they have incurred or may incur as a result of their relationships with the other.
     14. The parties recognize and agree that by entering into this Agreement no party admits, and each of them does specifically deny, any violation of any local, state or federal law, common or statutory or any liability to the other. The parties further recognize that no delivery of any document or instrument made in connection with this Agreement is to be construed as an admission of liability by such party and that this instrument has been entered into in order to consummate a compromise and final settlement of any and all claims of the parties which might arise from any fact, transaction or occurrence prior to the date hereof. This Agreement and the negotiations with respect to it shall not be introduced into evidence in any legal proceeding, except in a legal proceeding by a party hereto for the purpose of enforcing any term or provision of this Agreement.
     15. Atmore and the Company expressly agree that they will keep the terms of this Agreement and the negotiations leading up to its execution STRICTLY CONFIDENTIAL. Atmore agrees that he will not communicate (orally or in writing), or in any way voluntarily disclose or allow or direct others to disclose the terms of this Agreement to any person or entity, unless required or permitted to do so pursuant to lawful subpoena or pursuant to an order of a court of competent jurisdiction. Atmore and the Company may disclose the terms of this Agreement to their attorney and tax or financial advisors with a reasonable need to know, provided that the attorney, tax or financial advisors agree not to disclose any of the terms of this Agreement. Atmore and the Company expressly agree that the provisions of this part of the Agreement are essential provisions of, and significant considerations for, Atmore and the Company’s agreement to enter into this Agreement.
     16. This instrument shall be binding upon each party and upon each party’s heirs, administrators, representatives, successors, assigns, principals, agents, affiliates and representatives and shall inure to the benefit of the Company and its respective heirs, administrators, representatives, executors, successors, assigns, affiliates, principals and agents. The parties hereto and each of them agrees and acknowledges that if any portion of this Agreement is declared invalid or unenforceable by a final judgment of any court of competent jurisdiction, such determination shall not affect the balance of this Agreement, which shall remain in full force and effect. Any such invalid portion shall be deemed severable.

     17. Each party further expressly warrants, declares and represents that before executing this instrument, such party has fully informed himself/itself of its terms, contents, conditions and effects; that such party understands that he/it may consult an attorney of their choice concerning this instrument and their decision to enter into this Agreement. Each party represents and acknowledges that he/it has read the foregoing instrument carefully and fully and that he/it understands its terms, and each is executing such agreements voluntarily and without any coercion, undue influence, threat or intimidation of any kind or type whatsoever.
     18. This Agreement shall in all respects be interpreted, enforced and governed under the laws of the State of Delaware without reference to principles of conflicts or choice of law under which the laws of any other jurisdiction would apply.
     19. This Agreement contains the entire agreement of the parties and fully supersedes any and all prior agreements, arrangements or understandings among the parties relating to the subject matter hereof. All prior and contemporaneous negotiations and agreements are deemed incorporated into this instrument and any such prior documents or instruments are to be deemed to have been abandoned if not so incorporated. No oral understandings, statements, promises or inducements contrary to the terms of this instrument exist. This instrument may not be changed or modified orally, but only upon the written agreement and consent of all of the parties, which consent may be withheld in the sole discretion of such party.
     20. Atmore acknowledges and agrees that except as provided for in this Agreement, he is not entitled to any other payments, benefits, wages, or other compensation arising from his employment with Company and there exists no debt, liability of obligation of the Company to him arising from any fact, transaction or occurrence.
     21. Atmore agrees that (i) by executing this Agreement he waives all rights or claims that he may have against any of the released parties under the Age Discrimination and Employment Act (ADEA), (ii) that this Agreement has been written in a manner calculated to be understood by Atmore and is in fact understood by him, (iii) that the Agreement reflects specifically, but is not limited to, all rights or claims that Atmore may have against the Company arising under the ADEA, (iv) that Atmore is not waiving rights and claims that he may have against the Company that may arise after the date on which this Agreement is executed, (v) that Atmore is waiving rights and claims that he may have under the ADEA only in exchange for consideration in addition to anything of value to which he is already entitled (vi) that Atmore has consulted with an attorney prior to executing this Agreement, (vii) that Atmore has been given a period of twenty-one (21) days within which to consider this Agreement, (viii) that if Atmore wishes to execute this Agreement prior to the expiration of the twenty-one day period, he may do so, (ix) any changes to this Agreement whether material or immaterial do not restart the twenty-one day period, (x) that Atmore shall have a period of seven (7) days following the execution of this Agreement to revoke this Agreement and this Agreement shall not be, effective or enforceable until the revocation period has expired. Any revocation must be made to Clifford L. Neuman, PC, 1507 Pine Street, Boulder, Colorado , (303) 449-2100.
     22. In the event of litigation between or among the signatories hereto to enforce any provision of this Agreement, the prevailing party shall be entitled to an award of costs and reasonable attorneys’ fees. If the Company is found to be liable to Atmore for wrongful failure to pay any sums provided for in this Agreement, Atmore shall be entitled to interest on sums wrongfully withheld at the rate of eight percent per annum until paid.
     23. This Agreement may be executed by telex, telecopy or other facsimile transmission, and may be executed in counterparts, each of which shall be deemed an original, but all of which shall together constitute one agreement. The signature or execution of this instrument by or on behalf of each party hereto shall be deemed to constitute the following attestation:
     (i) By the natural person signing or executing this instrument and
     (ii) By the corporation, partnership or limited liability company on his behalf it is executed:
I ATTEST THAT I HAVE CAREFULLY READ AND CONSIDERED THE FOREGOING
AGREEMENT AND FULLY UNDERSTAND THE EXTENT AND IMPACT OF ITS
PROVISIONS, THAT I HAVE CONSULTED AN ATTORNEY BEFORE SIGNING THIS
AGREEMENT AND THAT I HAVE EXECUTED THIS AGREEMENT VOLUNTARILY AND
WITHOUT ANY COERCION, UNDUE INFLUENCE, THREAT OR INTIMIDATION OF ANY
KIND OR TYPE WHATSOEVER AND THAT NO OTHER PROMISES HAVE BEEN MADE TO
ME WITH RESPECT TO THIS MATTER.
     IN WITNESS WHEREOF, the parties to this Agreement have duly executed effective on the day and year first above written.

GOLDEN WEST BREWING COMPANY, INC., a Delaware corporation, and its subsidiary GOLDEN WEST BREWING COMPANY, a California corporation
By:
Signature

Name and Title

THOMAS ATMORE, individually

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